Exhibit 99.1

NEWS RELEASE

te.com

TE Connectivity announces second quarter results for fiscal year 2024

Year-over-year EPS growth driven by significant margin expansion; record cash flow generation

SCHAFFHAUSEN, Switzerland – April 24, 2024 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter ended March 29, 2024.

Second Quarter Highlights

●	Net sales were $3.97 billion, in line with guidance, down 5% on a reported basis year over year and down 3% organically. Sequentially, sales grew 4% on a reported basis and 3% organically.
●	GAAP diluted earnings per share (EPS) from continuing operations were $1.75, and adjusted EPS exceeded guidance at $1.86, up 13% year over year.
●	Orders were $4.0 billion, up 6% sequentially, with sequential growth in all segments.
●	Operating margins were 17.4% and adjusted operating margins were 18.5%, up 250 basis points year over year, driven by strong operational performance.
●	Generated record cash flow in the first half of the fiscal year.
o	Cash from operating activities was $1.4 billion, up 18% year over year.
o	Free cash flow was $1.1 billion, up 32% year over year.
●	Deployed over $1.5 billion of capital year to date, with approximately $1.2 billion returned to shareholders and approximately $350 million used for the bolt-on acquisition of Schaffner.
●	Issued Connecting Our World report highlighting a 72% reduction in Scope 1 and 2 greenhouse gas emissions over the past three years; set Scope 3 reduction targets validated by the Science Based Targets initiative.

“Our teams delivered EPS above our guidance this quarter with double-digit earnings growth driven by margin expansion in all three of our segments, while continuing to navigate a dynamic global market environment. I am pleased that our orders improved sequentially across all segments and our cash generation model resulted in strong first-half free cash flow, which was up 32% year over year and set a company record,” said TE Connectivity CEO Terrence Curtin. “Building upon our performance this quarter, we expect to deliver strong earnings growth and margin expansion both in the third quarter and for the full fiscal year. We continue to invest in key mega trends, including hybrid and electric vehicles, renewable energy and artificial intelligence, where our global position and industry-leading innovations are helping our customers advance their technology while driving our long-term profitable growth.”

Third Quarter FY24 Outlook

For the third quarter of fiscal 2024, the company expects net sales of approximately $4.0 billion. GAAP EPS from continuing operations are expected to be approximately $1.71, up 2% year over year, with adjusted EPS of approximately $1.85, up 5% year over year. Third quarter guidance includes a $0.15 year-over-year headwind from tax and currency exchange rates.

Information about TE Connectivity's use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call for investors today beginning at 8:30 a.m. ET. The conference call may be accessed in the following ways:

●	At TE Connectivity's website: investors.te.com
●	By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 715-9871 and for international callers, the dial-in number is (646) 307-1963
●	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 11:30 a.m. ET on April 24, 2024.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions enable the distribution of power, signal and data to advance next-generation transportation, renewable energy, automated factories, data centers, medical technology and more. With more than 85,000 employees, including 8,000 engineers, working alongside customers in approximately 140 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat, Instagram and X (formerly Twitter).

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

•Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-

related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. In addition, our proposed change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the change of place of incorporation might not be completed or, if completed, that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept 29, 2023, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Contacts:	Media Relations: Rachel Quimby TE Connectivity 610-893-9593 Rachel.Quimby@te.com	Investor Relations: Sujal Shah TE Connectivity 610-893-9790 Sujal.Shah@te.com

# # #

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 31,	March 29,	March 31,
	2024	2023	2024	2023

	(in millions, except per share data)
Net sales	$3,967	$4,160	$7,798	$8,001
Cost of sales	2,604	2,876	5,111	5,530
Gross margin	1,363	1,284	2,687	2,471
Selling, general, and administrative expenses	444	435	868	827
Research, development, and engineering expenses	184	185	357	358
Acquisition and integration costs	3	8	11	17
Restructuring and other charges, net	40	119	61	230
Operating income	692	537	1,390	1,039
Interest income	19	12	41	21
Interest expense	(19)	(20)	(37)	(41)
Other expense, net	(5)	(4)	(8)	(9)
Income from continuing operations before income taxes	687	525	1,386	1,010
Income tax (expense) benefit	(146)	(100)	959	(187)
Income from continuing operations	541	425	2,345	823
Income (loss) from discontinued operations, net of income taxes	—	8	(1)	7
Net income	$541	$433	$2,344	$830

Basic earnings per share:
Income from continuing operations	$1.76	$1.34	$7.59	$2.60
Income (loss) from discontinued operations	—	0.03	—	0.02
Net income	1.76	1.37	7.59	2.62

Diluted earnings per share:
Income from continuing operations	$1.75	$1.34	$7.54	$2.58
Income (loss) from discontinued operations	—	0.03	—	0.02
Net income	1.75	1.36	7.54	2.60

Weighted-average number of shares outstanding:
Basic	308	316	309	317
Diluted	310	318	311	319

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 29,	September 29,
	2024	2023

	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$1,176	$1,661
Accounts receivable, net of allowance for doubtful accounts of $38 and $30, respectively	2,874	2,967
Inventories	2,744	2,552
Prepaid expenses and other current assets	710	712
Total current assets	7,504	7,892
Property, plant, and equipment, net	3,799	3,754
Goodwill	5,678	5,463
Intangible assets, net	1,220	1,175
Deferred income taxes	3,813	2,600
Other assets	810	828
Total assets	$22,824	$21,712
Liabilities, redeemable noncontrolling interests, and equity
Current liabilities:
Short-term debt	$1,235	$682
Accounts payable	1,598	1,563
Accrued and other current liabilities	2,330	2,218
Total current liabilities	5,163	4,463
Long-term debt	2,961	3,529
Long-term pension and postretirement liabilities	736	728
Deferred income taxes	186	185
Income taxes	372	365
Other liabilities	846	787
Total liabilities	10,264	10,057
Commitments and contingencies
Redeemable noncontrolling interests	106	104
Equity:
TE Connectivity Ltd. shareholders' equity:
Common shares, CHF 0.57 par value, 316,574,781 shares authorized and issued, and 322,470,281 shares authorized and issued, respectively	139	142
Accumulated earnings	13,689	12,947
Treasury shares, at cost, 9,695,361 and 10,487,742 shares, respectively	(1,295)	(1,380)
Accumulated other comprehensive loss	(84)	(158)
Total TE Connectivity Ltd. shareholders' equity	12,449	11,551
Noncontrolling interests	5	—
Total equity	12,454	11,551
Total liabilities, redeemable noncontrolling interests, and equity	$22,824	$21,712

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 31,	March 29,	March 31,
	2024	2023	2024	2023

	(in millions)
Cash flows from operating activities:
Net income	$541	$433	$2,344	$830
(Income) loss from discontinued operations, net of income taxes	—	(8)	1	(7)
Income from continuing operations	541	425	2,345	823
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	192	207	386	394
Deferred income taxes	5	(35)	(1,212)	(70)
Non-cash lease cost	33	36	67	70
Provision for losses on accounts receivable and inventories	13	18	55	69
Share-based compensation expense	35	31	69	63
Impairment of held for sale business	—	61	—	67
Other	24	25	64	68
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(55)	(170)	72	(224)
Inventories	41	51	(241)	(273)
Prepaid expenses and other current assets	47	61	(1)	(25)
Accounts payable	(73)	(45)	55	104
Accrued and other current liabilities	(48)	(44)	(287)	(83)
Income taxes	3	10	15	35
Other	(48)	3	42	197
Net cash provided by operating activities	710	634	1,429	1,215
Cash flows from investing activities:
Capital expenditures	(167)	(189)	(318)	(372)
Proceeds from sale of property, plant, and equipment	—	1	2	2
Acquisition of businesses, net of cash acquired	10	1	(339)	(108)
Proceeds from divestiture of businesses, net of cash retained by businesses sold	—	51	38	51
Other	(2)	(3)	(10)	23
Net cash used in investing activities	(159)	(139)	(627)	(404)
Cash flows from financing activities:
Net increase (decrease) in commercial paper	30	54	(39)	(85)
Proceeds from issuance of debt	—	499	—	499
Repayment of debt	—	(587)	(1)	(591)
Proceeds from exercise of share options	22	9	33	20
Repurchase of common shares	(409)	(179)	(885)	(466)
Payment of common share dividends to shareholders	(182)	(177)	(365)	(355)
Other	—	(4)	(27)	(28)
Net cash used in financing activities	(539)	(385)	(1,284)	(1,006)
Effect of currency translation on cash	(6)	2	(3)	12
Net increase (decrease) in cash, cash equivalents, and restricted cash	6	112	(485)	(183)
Cash, cash equivalents, and restricted cash at beginning of period	1,170	793	1,661	1,088
Cash, cash equivalents, and restricted cash at end of period	$1,176	$905	$1,176	$905

Supplemental cash flow information:
Interest paid on debt, net	$27	$27	$32	$39
Income taxes paid, net of refunds	138	125	238	223

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 31,	March 29,	March 31,
	2024	2023	2024	2023

	(in millions)
Net cash provided by operating activities	$710	$634	$1,429	$1,215
Capital expenditures, net	(167)	(188)	(316)	(370)
Free cash flow (1)	$543	$446	$1,113	$845

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Six Months Ended
	March 29,		March 31,		March 29,		March 31,
	2024		2023		2024		2023

	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$2,384		$2,483		$4,757		$4,742
Industrial Solutions	1,143		1,191		2,168		2,251
Communications Solutions	440		486		873		1,008
Total	$3,967		$4,160		$7,798		$8,001

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$467	19.6%	$333	13.4%	$945	19.9%	$615	13.0%
Industrial Solutions	157	13.7	134	11.3	298	13.7	290	12.9
Communications Solutions	68	15.5	70	14.4	147	16.8	134	13.3
Total	$692	17.4%	$537	12.9%	$1,390	17.8%	$1,039	13.0%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$486	20.4%	$411	16.6%	$981	20.6%	$769	16.2%
Industrial Solutions	173	15.1	174	14.6	328	15.1	349	15.5
Communications Solutions	76	17.3	79	16.3	157	18.0	168	16.7
Total	$735	18.5%	$664	16.0%	$1,466	18.8%	$1,286	16.1%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (DECLINE) (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 29, 2024
	versus Net Sales for the Quarter Ended March 31, 2023
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestitures)

	($ in millions)
Transportation Solutions (3):
Automotive	$(46)	(2.6)%	$22	1.2%	$(24)	$(44)
Commercial transportation	(21)	(5.2)	(17)	(4.2)	(4)	—
Sensors	(32)	(11.3)	(29)	(10.3)	(3)	—
Total	(99)	(4.0)	(24)	(1.0)	(31)	(44)
Industrial Solutions (3):
Industrial equipment	(105)	(22.8)	(131)	(28.4)	(3)	29
Aerospace, defense, and marine	44	14.8	51	17.0	—	(7)
Energy	1	0.4	1	0.6	(10)	10
Medical	12	6.0	12	6.0	—	—
Total	(48)	(4.0)	(67)	(5.6)	(13)	32
Communications Solutions (3):
Data and devices	(15)	(5.2)	(13)	(4.4)	(2)	—
Appliances	(31)	(15.7)	(27)	(13.8)	(4)	—
Total	(46)	(9.5)	(40)	(8.2)	(6)	—
Total	$(193)	(4.6)%	$(131)	(3.1)%	$(50)	$(12)

	Change in Net Sales for the Six Months Ended March 29, 2024
	versus Net Sales for the Six Months Ended March 31, 2023
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestitures)

	($ in millions)
Transportation Solutions (3):
Automotive	$81	2.4%	$157	4.5%	$(7)	$(69)
Commercial transportation	(13)	(1.7)	(15)	(2.0)	2	—
Sensors	(53)	(9.7)	(53)	(9.7)	—	—
Total	15	0.3	89	1.9	(5)	(69)
Industrial Solutions (3):
Industrial equipment	(209)	(23.4)	(246)	(27.4)	8	29
Aerospace, defense, and marine	70	12.5	84	14.9	4	(18)
Energy	17	4.0	4	1.0	(7)	20
Medical	39	10.5	39	10.5	—	—
Total	(83)	(3.7)	(119)	(5.3)	5	31
Communications Solutions (3):
Data and devices	(65)	(10.5)	(63)	(10.2)	(2)	—
Appliances	(70)	(17.9)	(66)	(16.9)	(4)	—
Total	(135)	(13.4)	(129)	(12.8)	(6)	—
Total	$(203)	(2.5)%	$(159)	(2.0)%	$(6)	$(38)

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.
(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 29, 2024
	versus Net Sales for the Quarter Ended December 29, 2023
	Net Sales		Organic Net Sales			Acquisitions/
	Growth		Growth (1)		Translation (2)	(Divestiture)

	($ in millions)

Total	$136	3.5%	$102	2.6%	$13	$21

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$467	$—	$19	$486
Industrial Solutions	157	3	13	173
Communications Solutions	68	—	8	76
Total	$692	$3	$40	$735

Operating margin	17.4%			18.5%

Income tax expense	$(146)	$(1)	$(6)	$(153)

Effective tax rate	21.3%			21.0%

Income from continuing operations	$541	$2	$34	$577

Diluted earnings per share from continuing operations	$1.75	$0.01	$0.11	$1.86

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 31, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$333	$—	$78	$411
Industrial Solutions	134	7	33	174
Communications Solutions	70	1	8	79
Total	$537	$8	$119	$664

Operating margin	12.9%			16.0%

Income tax expense	$(100)	$(1)	$(26)	$(127)

Effective tax rate	19.0%			19.5%

Income from continuing operations	$425	$7	$93	$525

Diluted earnings per share from continuing operations	$1.34	$0.02	$0.29	$1.65

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 29, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$945	$—	$33	$3	$981
Industrial Solutions	298	10	19	1	328
Communications Solutions	147	1	9	—	157
Total	$1,390	$11	$61	$4	$1,466

Operating margin	17.8%				18.8%

Income tax (expense) benefit	$959	$(2)	$(11)	$(1,254)	$(308)

Effective tax rate	(69.2)%				21.1%

Income from continuing operations	$2,345	$9	$50	$(1,250)	$1,154

Diluted earnings per share from continuing operations	$7.54	$0.03	$0.16	$(4.02)	$3.71

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 31, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$615	$2	$152	$769
Industrial Solutions	290	13	46	349
Communications Solutions	134	2	32	168
Total	$1,039	$17	$230	$1,286

Operating margin	13.0%			16.1%

Income tax expense	$(187)	$(3)	$(55)	$(245)

Effective tax rate	18.5%			19.5%

Income from continuing operations	$823	$14	$175	$1,012

Diluted earnings per share from continuing operations	$2.58	$0.04	$0.55	$3.17

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 30, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$425	$—	$27	$452
Industrial Solutions	150	8	22	180
Communications Solutions	55	1	4	60
Total	$630	$9	$53	$692

Operating margin	15.8%			17.3%

Income tax expense	$(96)	$(2)	$(27)	$(125)

Effective tax rate	15.4%			18.2%

Income from continuing operations	$528	$7	$26	$561

Diluted earnings per share from continuing operations	$1.67	$0.02	$0.08	$1.77

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,451	$3	$211	$—	$1,665
Industrial Solutions	602	27	84	—	713
Communications Solutions	251	3	45	—	299
Total	$2,304	$33	$340	$—	$2,677

Operating margin	14.4%				16.7%

Income tax expense	$(364)	$(6)	$(85)	$(49)	$(504)

Effective tax rate	16.0%				19.1%

Income from continuing operations	$1,904	$27	$255	$(49)	$2,137

Diluted earnings per share from continuing operations	$6.01	$0.09	$0.80	$(0.15)	$6.74

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 24, 2024

(UNAUDITED)

Outlook for
Quarter Ending
June 28,
2024
Diluted earnings per share from continuing operations	$1.71
Restructuring and other charges, net	0.12
Acquisition-related charges	0.02
Adjusted diluted earnings per share from continuing operations (1)	$1.85

Net sales growth	—%
Translation	1.6
(Acquisitions) divestitures, net	0.2
Organic net sales growth (1)	1.8%

(1) See description of non-GAAP financial measures.